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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported

                                January 14, 1997


                          KLA INSTRUMENTS CORPORATION
                          ---------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

          000-09992                                      04-2564110
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    (Commission File No.)                  (IRS Employer Identification Number)


                                 160 RIO ROBLES
                               SAN JOSE, CA 95161
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                    (Address of Principal Executive Offices)


                                 (408) 468-4200
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              (Registrant's Telephone Number, Including Area Code)



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Item 5. OTHER EVENTS.

        On January 14, 1997 KLA Instruments Corporation, a Delaware corporation ("KLA") and Tencor Instruments, a California corporation ("Tencor"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") among KLA, Tiger Acquisition Corp., a California corporation and a wholly-owned subsidiary of KLA ("Merger Sub"), and Tencor, a California corporation. Pursuant to the Merger Agreement, and subject to the conditions set forth therein (including approval of the transaction by the stockholders and shareholders, respectively, of KLA and Tencor), Merger Sub will be merged with and into Tencor (the "Merger"). At the effective time of the Merger (the "Effective Time"), the separate existence of Merger Sub will cease and Tencor will continue as the surviving corporation and as a wholly-owned subsidiary of KLA ("Surviving Corporation"). In connection with the Merger, holders of outstanding Tencor Common Stock will receive, in exchange for each share of Tencor Common Stock held by them, one share of KLA Common Stock. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. A copy of the press release issued by KLA and Tencor regarding the Merger Agreement is filed herewith as Exhibit 99.1 and incorporated by reference herein. A copy of the Merger Agreement together with all of the exhibits thereto is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

        As an inducement to Tencor to enter into the Merger Agreement, KLA and Tencor entered into a Stock Option Agreement dated January 14, 1997 ("KLA Stock Option Agreement") pursuant to which KLA granted Tencor the right, under certain conditions, to acquire shares of KLA Common Stock up to a number of shares sufficient to give Tencor 19.9% of KLA's outstanding Common Stock. A copy of the Tencor Stock Option Agreement and all exhibits thereto is included as Exhibit 99.2 hereto and is incorporated by reference herein.

        As an inducement to KLA to enter into the Merger Agreement, KLA and Tencor entered into a Stock Option Agreement dated January 14, 1997 ("Tencor Stock Option Agreement") pursuant to which Tencor granted KLA the right, under certain conditions, to acquire shares of Tencor Common Stock up to a number of shares sufficient to give KLA 19.9% of Tencor's outstanding Common Stock. A copy of the KLA Stock Option Agreement and all exhibits thereto is included as
Exhibit 99.3 hereto and is incorporated by reference herein.




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Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

        2.1 Agreement and Plan or Reorganization dated January 14, 1997 by and among KLA, a Delaware corporation, Tiger Acquisition Corp., a California corporation and wholly-owned subsidiary of KLA, and Tencor, a California corporation.

       99.1  Press Release dated January 14, 1997

       99.2 Stock Option Agreement dated January 14, 1997 by and between Tencor, a California corporation and KLA, a Delaware corporation.

       99.3 Stock Option Agreement dated January 14, 1997 by and between KLA, a Delaware corporation, and Tencor, a California corporation.




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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KLA Instruments Corporation


Dated: January 21, 1997                 By: /s/ Kenneth Levy
                                            -------------------------------
                                            Kenneth Levy
                                            Chairman and CEO



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